Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

          THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this “Amendment”), dated as of February 9, 2009, is by and among BENIHANA INC., a Delaware corporation (the “Borrower”), the Domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), the banks and certain financial institutions party hereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

W I T N E S S E T H

          WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Credit Agreement dated as of March 15, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

          WHEREAS, the Credit Parties have requested the Required Lenders amend certain provisions of the Credit Agreement;

          WHEREAS, the Credit Parties have requested the Required Lenders consent, pursuant to the Credit Agreement, to the adoption by the Borrower of certain amendments to the Borrower’s bylaws (the “By-laws Amendment”);

          WHEREAS, the Required Lenders are willing to (a) make such amendments to the Credit Agreement and (b) consent to the By-laws Amendment, in each case in accordance with and subject to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
CONSENT

          1.1       Consent. Notwithstanding the provisions of the Credit Agreement to the contrary, the Required Lenders hereby consent, on a one-time basis, to the By-laws Amendment; provided that such amendments are in substantially the form of the proposed amendments attached hereto as Exhibit A.

          1.2       Effectiveness of Consent. This consent shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach or default nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (b) affect the right of the Lenders to demand compliance by the Borrower with all terms and conditions of the Credit Agreement, except as specifically modified, consented or waived by this Amendment, (c) be deemed a consent or waiver of any transaction or future action on the part of the Borrower requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (d) except as consented hereby, be deemed or construed to be a consent, waiver, release, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Credit Document, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

ARTICLE II
AMENDMENTS

          2.1     Amendment to Section 1.1. The definition of the term “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                    “Maturity Date” means March 15, 2011.

          2.2     Amendment to Section 9.1. Section 9.1(k) of the Credit Agreement is hereby deleted in its entirety.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

          3.1     Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Agent):

(a) Executed Amendment. The Agent shall have received a copy of this Amendment duly executed by (i) each of the Credit Parties, (ii) the Agent and (iii) the Required Lenders.

(b) Default. No Default or Event of Default shall exist.

(c) Amendment Fee. The Agent shall have received from the Borrower for the account of the Lenders an amendment fee in the amount of $25,000.

         (d)          Fees and Expenses. The Agent shall have received from the Borrower such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

ARTICLE IV
MISCELLANEOUS

          4.1      Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended previously and as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. This Amendment shall be effective only to the extent specifically set forth herein and shall not, except as specifically consented to or waived by this Amendment, (a) be construed as a waiver of any breach or default whether or not the Lenders have been informed thereof, (b) affect the right of the Lenders to demand compliance by the Credit Parties with all terms and conditions of the Credit Agreement, (c) be deemed a waiver of any transaction or future action on the part of the Credit Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (d) be deemed or construed to be a waiver or release of, or a limitation upon, the Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Credit Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

          4.2      Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (b)          This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

          (f)          The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g) The Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

          4.3      Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

          4.4      Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

          4.5      Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent’s legal counsel.

          4.6      Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Agent, as is necessary to carry out the intent of this Amendment.

          4.7      Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

          4.8      Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

          4.9      No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Agent, the Lenders, or the Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under this Credit Agreement on or prior to the date hereof.

          4.10     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

          4.11     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          4.12     General Release. In consideration of the Agent, on behalf of the Lenders, entering into this Amendment, each Credit Party hereby releases the Agent, the Lenders, and the Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof.

          4.13     Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.10, 11.16 and 11.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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BENIHANA INC.
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

          IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	BENIHANA INC.,
a Delaware corporation

	By:	/s/ Richard C. Stockinger
Richard C. Stockinger
Chief Executive Officer

GUARANTORS:
1501 BROADWAY RESTAURANT CORP.,
a New York corporation
BENIHANA BETHESDA CORP.,
a New York corporation
BENIHANA BRICKELL STATION CORP.,
a Delaware corporation
BENIHANA BROOMFIELD CORP.,
a Delaware corporation
BENIHANA CARLSBAD CORP.,
a Delaware corporation
BENIHANA CHANDLER CORP.,
a Delaware corporation
BENIHANA CHICAGO CORP.,
a Delaware corporation
BENIHANA ENCINO CORP.,
a California corporation
BENIHANA INTERNATIONAL, INC.,
a Delaware corporation
BENIHANA LINCOLN ROAD CORP.,
a Florida corporation
BENIHANA LOMBARD CORP.,
an Illinois corporation
BENIHANA MARINA CORP.,
a California corporation
BENIHANA MONTEREY CORPORATION,
a Delaware corporation
BENIHANA NATIONAL CORP.,
a Delaware corporation
BENIHANA NATIONAL OF FLORIDA CORP.,
a Delaware corporation
BENIHANA NEW YORK CORP.,
a Delaware corporation
BENIHANA ONTARIO CORP.,
a Delaware corporation
BENIHANA ORLANDO CORP.,
a Delaware corporation

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BENIHANA INC.
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

BENIHANA PLYMOUTH MEETING CORP.,
a Delaware corporation
BENIHANA OF PUENTE HILLS CORP.,
a Delaware corporation
BENIHANA SCHAUMBURG CORP.,
a Delaware corporation
BENIHANA SUNRISE CORPORATION,
a Delaware corporation
BENIHANA TUCSON CORP.,
a Delaware corporation
BENIHANA WESTBURY CORP.,
a Delaware corporation
BENIHANA WESTWOOD CORP.,
a Delaware corporation
BENIHANA WHEELING CORP.,
a Delaware corporation
BIG SPLASH KENDALL CORP.,
a Delaware corporation
HARU AMSTERDAM AVENUE CORP.,
a New York corporation
HARU FOOD CORP.,
a New York corporation
HARU GRAMERCY PARK CORP.,
a New York corporation
HARU HOLDING CORP.,
a Delaware corporation
HARU PARK AVENUE CORP.,
a Delaware corporation
HARU PHILADELPHIA CORP.,
a Delaware corporation
HARU PRUDENTIAL CORP.,
a Delaware corporation
HARU THIRD AVENUE CORP.,
a New York corporation
HARU TOO, INC.,
a New York corporation
HARU WALL STREET CORP.,
a Delaware corporation
MAXWELL’S INTERNATIONAL INC.,
a Delaware corporation
NOODLE TIME, INC.,
a Florida corporation
RA AHWATUKEE RESTAURANT CORP.,
a Delaware corporation
RA FASHION VALLEY CORP.,
a Delaware corporation
RA KIERLAND RESTAURANT CORP.,
a Delaware corporation
RA SCOTTSDALE CORP.,
a Delaware corporation

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BENIHANA INC.
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

RA TEMPE CORP.,
a Delaware corporation
RA SUSHI BALTIMORE CORP.,
a Delaware corporation
RA SUSHI CHICAGO CORP.,
a Delaware corporation
RA SUSHI CORONA CORP.,
a Delaware corporation
RA SUSHI DENVER CORP.,
a Delaware corporation
RA SUSHI GLENVIEW CORP.,
a Delaware corporation
RA SUSHI HUNTINGTON BEACH CORP.,
a Delaware corporation
RA SUSHI HOLDING CORP.,
a Delaware corporation
RA SUSHI LAS VEGAS CORP.,
a Nevada corporation
RA SUSHI LOMBARD CORP.,
a Delaware corporation
RA SUSHI MESA CORP.,
a Delaware corporation
RA SUSHI PALM BEACH GARDENS CORP.,
a Delaware corporation
RA SUSHI SAN DIEGO CORP.,
a Delaware corporation
RA SUSHI SOUTH MIAMI CORP.,
a Delaware corporation
RA SUSHI TORRANCE CORP.,
a Delaware corporation
RA SUSHI TUCSON CORP.,
a Delaware corporation
RA SUSHI TUSTIN CORP.,
a Delaware corporation
RA SUSHI WESTWOOD CORP.,
a Delaware corporation
RUDY’S RESTAURANT GROUP, INC.,
a Nevada corporation
TEPPAN RESTAURANTS LTD.,
an Oregon corporation
THE SAMURAI, INC.,
a New York corporation

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BENIHANA INC.
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

BENIHANA LAS COLINAS CORP.,
a Texas corporation
BENIHANA OF TEXAS, INC.,
a Texas corporation
BENIHANA WOODLANDS CORP.,
a Texas corporation
RA HOUSTON CORP.,
a Texas corporation
RA SUSHI CITY CENTER CORP.,
a Texas corporation
RA SUSHI PLANO CORP.,
a Texas corporation
BENIHANA MEADOWLANDS CORP.,
a Delaware corporation
RA SUSHI PEMBROKE PINES CORP.,
a Delaware corporation
BENIHANA COLUMBUS CORP.,
a Delaware corporation
BENIHANA CORAL SPRINGS CORP.,
a Delaware corporation
RA SUSHI CHINO HILLS CORP.,
a Delaware corporation
RA SUSHI LEAWOOD CORP.,
a Delaware corporation
RA SUSHI ORLANDO CORP.,
a Delaware corporation
BENIHANA PLANO CORP.,
a Texas corporation
RA SUSHI PITTSBURGH CORP.,
a Delaware corporation
RA SUSHI ATLANTA MIDTOWN CORP.,
a Delaware corporation
BENIHANA WINTER PARK CORP.,
a Delaware corporation
RA SUSHI FORT WORTH CORP.,
a Texas corporation

By:	/s/ Juan C. Garcia
Name: Juan C. Garcia
Title: President

ADMINISTRATIVE AGENT
AND LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender and as Agent

By:	/s/ Margarita M. Alfonso
Name: Margarita M. Alfonso
Title: Senior Vice President